                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                        DEAN WITTER INTERNATIONAL SMALLCAP FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                TODD LEBO
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
         -----------------------------------------------------------------------

                    DEAN WITTER INTERNATIONAL SMALLCAP FUND


                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 1997

                            ------------------------


    A Special Meeting of Shareholders of DEAN WITTER INTERNATIONAL SMALLCAP FUND (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center,
Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on November 25, 1997, at 9:00 a.m., New York City time, for the following purposes:


        1.   To approve  or  disapprove a  sub-advisory agreement  between  Dean
    Witter   InterCapital  Inc.   ("InterCapital")  and   Morgan  Stanley  Asset
    Management Inc. ("MSAM"); and

        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record as of the close of business on September 16, 1997 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.


    In the event that the necessary quorum to transact business at the meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal set forth herein and will vote against any such adjournment those proxies to be voted against such proposal.


                                          BARRY FINK,
                                          SECRETARY


September 23, 1997
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR
     APPROVAL OF THE SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND MSAM.

                             YOUR VOTE IS IMPORTANT

                    DEAN WITTER INTERNATIONAL SMALLCAP FUND
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER 25, 1997

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of DEAN WITTER INTERNATIONAL SMALLCAP FUND (the "Fund"), for use at the Special Meeting of shareholders of the Fund to be held on November 25, 1997 (the "Meeting"), and at any adjournments thereof.


    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the proposal as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting.



    Shareholders of record as of the close of business on September 16, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. The Trustees and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $20,000, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), Dean Witter Trust FSB, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. The first mailing of this Proxy Statement is expected to be made on or about September 23, 1997.


    Dean Witter Trust FSB may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a shareholder should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.


   APPROVAL OR DISAPPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL
                   AND MORGAN STANLEY ASSET MANAGEMENT INC.


THE PROPOSAL

    The Fund has, since the commencement of its operations, been managed by InterCapital pursuant to an investment management agreement between the Fund and InterCapital (the "Investment Management Agreement"). In accordance with the Investment Management Agreement, InterCapital entered into a sub-advisory agreement with Morgan Grenfell Investment Services Limited ("Morgan Grenfell") (the "Current Sub-Advisory Agreement") pursuant to which Morgan Grenfell has provided the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of InterCapital. Morgan Grenfell has advised the Board of Trustees of the Fund and InterCapital of its intention to resign as sub-adviser. Morgan Grenfell has advised the Board and InterCapital that in order to ensure an orderly transition to a new sub-adviser, it would continue serving as sub-adviser to the Fund until such time as shareholders of the Fund approve a new sub-advisory agreement with a new sub-adviser.


    On August 7, 1997, InterCapital recommended to the Board the selection of Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, to act as the new sub-adviser to the Fund (see "Morgan Stanley Asset Management Inc." below). MSAM would perform the same responsibilities previously performed by Morgan Grenfell. InterCapital's recommendation was based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of MSAM. InterCapital also proposed that upon the approval and execution of a new sub-advisory agreement with MSAM (the "New Sub-Advisory Agreement"), the Trustees approve an amendment to the Management Agreement that would reduce the overall annual management fee InterCapital receives from the Fund from 1.25% of the Fund's daily net assets to 1.15% of the Fund's daily net assets. This would have the concomitant effect of lowering the fee payable under the New Sub-Advisory Agreement which, identical to the fee under the Current Sub-Advisory Agreement, is proposed to amount to 40% of the fee payable to InterCapital pursuant to the Investment Management Agreement (see "The Current Sub-Advisory Agreement" below).


THE BOARD'S CONSIDERATION


    The Board of the Fund met in person on August 14, 1997 for the purpose of considering the selection of a new sub-adviser and adoption of the New Sub-Advisory Agreement (the "New Sub-Advisory Agreement"). At their meeting in person on August 14, 1997, the Trustees considered InterCapital's recommendation. In particular, the Trustees considered the performance of certain similar funds and accounts currently advised by MSAM. The Trustees also considered the quality and extent of the services proposed to be provided by MSAM, and the organizational depth, reputation and experience of MSAM in investing internationally. In addition, the Trustees reviewed material furnished by MSAM regarding MSAM's personnel and operations. Prior to the meeting, representatives of MSAM reviewed with the Independent Trustees (that is, the Trustees who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act")) their respective philosophies of management, performance expectations and methods of operation. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the appointment of MSAM as sub-adviser and no one factor was given any greater weight than any of the others.

    The Board of Trustees found MSAM's experience in international investing and historical performance to be well suited for the Fund. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical, in all material respects, to the Current Sub-Advisory Agreement, except for the dates of effectiveness and termination and the deletion of a provision pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as investment adviser or sub-adviser to funds that are similar to the Fund. The terms of the Current Sub-Advisory Agreement are described under "The Current
Sub-Advisory Agreement" below. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. Based on their consideration of the foregoing and such other factors as they deemed relevant, the Trustees determined that it would be in the best interests of the Fund and its shareholders to select MSAM to serve as sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement.

    Based upon the Board's review and evaluations of these materials and its consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend its approval to the Fund's shareholders.

THE CURRENT SUB-ADVISORY AGREEMENT

    The Current Sub-Advisory Agreement requires that the sub-adviser provide the Fund with investment advisory services for its investments. The investment advisory services that the sub-adviser is required to provide include, among other things: obtaining and evaluating such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties; continuously managing the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; making decisions as to foreign currency matters and making determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; taking such further action, including the placing of purchase and sale orders on behalf of the Fund, furnishing or placing at the disposal of the Fund and InterCapital such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and InterCapital may, from time to time, reasonably request.

    The Current Sub-Advisory Agreement provides that the sub-adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. The sub-adviser also bears other costs of rendering the investment advisory services performed by it pursuant to the Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.


    In return for the services it renders under the Current Sub-Advisory Agreement, the sub-adviser is paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the Investment Management Agreement. Any change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager has the concomitant effect of raising or lowering the fee payable to the sub-adviser. During the fiscal year ended May 31, 1997, InterCapital accrued to Morgan Grenfell compensation under the Current Sub-Advisory Agreement of $633,634. As stated above, InterCapital has proposed to the Trustees that the Trustees approve an amendment to the Management Agreement, to take effect upon approval by shareholders of the proposed New Sub-Advisory Agreement, pursuant to which InterCapital would lower its compensation under the Investment Management Agreement from 1.25% of the Fund's daily net assets to 1.15% of the Fund's daily net assets. Set forth below is a tabular comparison of the fees paid to Morgan Grenfell during the Fund's most recent fiscal year under the Current Sub-Advisory Agreement (40% of the compensation payable to InterCapital under the Investment Management Agreement at a rate of 1.25% of the Fund's net assets) and the fees that would have been paid to MSAM during the same period if the New Sub-Advisory Agreement had been in effect (40% of the compensation payable to InterCapital under the Investment Management Agreement at a lower rate of 1.15% of the Fund's daily net assets).


                            COMPENSATION UNDER          PRO FORMA COMPENSATION UNDER
                      CURRENT SUB-ADVISORY AGREEMENT     NEW SUB-ADVISORY AGREEMENT
                           (40% OF 1.25% OF THE             (40% OF 1.15% OF THE
                            FUND'S NET ASSETS)               FUND'S NET ASSETS)
                         DURING FISCAL YEAR ENDED         DURING FISCAL YEAR ENDED
SUB-ADVISER                    MAY 31, 1997                     MAY 31, 1997
--------------------  ------------------------------  ---------------------------------
Morgan Grenfell.....           $633,634(1)                           --

MSAM................                --                           $582,943(2)


------------------------

(1) Dollar amounts reflect the actual effective rate paid during the fiscal year ended May 31, 1997.



(2) Dollar amounts under New Sub-Advisory Agreement are hypothetical and represent amounts that would have been paid had the New Sub-Advisory Agreement been in effect during the Fund's fiscal year ended May 31, 1997.



    Note: None of the other expenses of the Fund is expected to change in connection with the actions recommended in this Proxy Statement.



    As demonstrated above, the fee that would have been paid to MSAM if the New Sub-Advisory Agreement had been in effect would have been approximately 8% lower than the fee actually paid to Morgan Grenfell under the Current Sub-Advisory Agreement during the period.


    The Current Sub-Advisory Agreement was last approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders on May 21, 1997 in connection with the merger of Dean Witter Discover & Co. ("DWDC") and Morgan Stanley Group Inc. ("Morgan Stanley"), which resulted in the formation of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

    The Current Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the Fund or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement had been continued in effect from year to year by the action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    The Current Sub-Advisory Agreement also provides that it may be terminated at any time by the sub-adviser, InterCapital, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of the Fund (as defined below), in each instance without the payment of any penalty, on thirty days' notice. The Current Sub-Advisory Agreement also terminates in the event of the termination of the Investment Management Agreement or in the event of its assignment.

MORGAN STANLEY ASSET MANAGEMENT INC.


    MSAM, like InterCapital, is a wholly-owned subsidiary of MSDWD, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. As noted above, MSDWD, whose principal office is located at 1585 Broadway, New York, New York 10036, was formed as a result of the merger of DWDC and Morgan Stanley which was consummated on May 31, 1997. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.


    Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020:

NAME AND ADDRESS                                                         PRINCIPAL OCCUPATION
-------------------------------------------  ----------------------------------------------------------------------------
Barton M. Biggs,                             Chairman and Managing Director, MSAM; Managing Director of Morgan Stanley &
  CHAIRMAN OF THE BOARD OF DIRECTORS           Co. Incorporated ("MS & Co."); Chairman of Morgan Stanley Asset Management
                                               Limited; Director of Van Kampen/American Capital Holdings, Inc. ("VK/AC
                                               Holdings, Inc.")
Peter A. Nadosy,                             Vice Chairman, Director and Managing Director, MSAM; Managing Director of MS
  VICE-CHAIRMAN OF THE BOARD OF DIRECTORS      & Co.; Director of Morgan Stanley Asset Management Limited
James M. Allwin,                             President, Director and Managing Director, MSAM; Managing Director of MS &
  DIRECTOR AND PRESIDENT                       Co.; President of Morgan Stanley Realty Inc.; Director of VK/AC Holdings,
                                               Inc.
Gordon S. Gray                               Director and Managing Director, MSAM; Managing Director of MS & Co.
  DIRECTOR
Dennis G. Sherva,                            Director and Managing Director, MSAM; Managing Director of MS & Co.
  DIRECTOR


    MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. Appendix I lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to MSAM by such companies and their net assets as of September 16, 1997.


    Dean Witter Distributors Inc. (the "Distributor") acts as the Fund's distributor. Like MSAM and InterCapital, the Distributor is a wholly-owned subsidiary of MSDWD. Pursuant to the Fund's Rule 12b-1 plan, the Fund pays the Distributor 12b-1 fees for distribution related services. Dean Witter Trust FSB ("DWT"), also an affiliate of MSAM and InterCapital, serves as transfer agent of the Fund. During the Fund's fiscal year ended May 31, 1997, the Fund paid $1,267,269 in distribution fees to the Distributor and $233,996 in transfer agency fees to DWT.

    Once the New Sub-Advisory Agreement is approved, the Distributor and DWT fully intend to continue to provide, respectively, the same services to the Fund as are currently being provided.

    MS & Co. became an affiliated broker of the Fund (MS & Co., MSAM and InterCapital are under the common control of MSDWD) on May 31, 1997 upon the consummation of the merger of DWDC and Morgan Stanley. During the fiscal year ended May 31, 1997, the Fund paid $10,153 (2.1% of all brokerage commissions paid during the fiscal year) to MS & Co.


INTEREST OF CERTAIN PERSONS



    MSDWD, InterCapital, MSAM, MS & Co., DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposal described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approval by shareholders of such proposal.


VOTE REQUIRED

    The New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. In the event the shareholders do not approve the New Sub-Advisory Agreement by the required majority vote, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement.

    THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION


    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against the Proposal.


    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Proposals of shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS


    THE FUND'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED MAY 31, 1997, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA MACEDA AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).


                                 OTHER BUSINESS

    The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

                                                                       EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT


    AGREEMENT  made as  of the               ,  1997 by and  between Dean Witter
InterCapital Inc., a Delaware corporation (herein referred to as the "Investment Manager"), and Morgan Stanley Asset Management Inc., a Delaware Corporation, (herein referred to as the "Sub-Adviser").


    WHEREAS, Dean Witter International SmallCap Fund (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

    WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

     2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser under this

Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Adviser's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Fund or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the

Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By: ..................................

                                          Attest: ..............................

                                          MORGAN STANLEY
                                          ASSET MANAGEMENT INC.

                                          By: ..................................

                                          Attest: ..............................

Accepted and agreed to as of
the day and year first above written:

DEAN WITTER INTERNATIONAL
SMALLCAP FUND

By: ..................................

Attest: ..............................

                                                                      APPENDIX I


    Morgan Stanley Asset Management Inc. serves as investment adviser or sub-adviser to the open-end investment companies listed below which have similar investment objectives to that of the Fund, with the net assets shown as of September 16, 1997.


                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        9/16/97                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Institutional Fund, Inc.--
 International Magnum Portfolio...............  $    173,036,233  0.80% of average daily net assets (1)
Morgan Stanley Fund, Inc.--
 International Magnum Fund*...................        70,884,807  Van Kampen/American Capital Investment Advisory
                                                                  Corp. ("VKAC") is the fund's investment adviser and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  0.80% of the fund's average daily net assets. MSAM
                                                                  serves as sub-adviser to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (2)
Morgan Stanley Universal Funds, Inc.--
 International Magnum Portfolio...............        17,633,808  0.80% of average daily net assets on first $500 million, 0.75% of average daily net assets from $500
                                                                  million to $1 billion, and 0.70% of average daily
                                                                  net assets over $1 billion (3)
Morgan Stanley Institutional Fund, Inc.--
 Active Country Allocation Portfolio..........       134,982,396  0.65% of average daily net assets (4)
Morgan Stanley Institutional Fund, Inc.--
 International Equity Portfolio...............     2,888,126,620  0.80% of average daily net assets (5)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        9/16/97                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
American AAdvantage--International Equity
 Fund*........................................  $    245,674,254  0.80% of average daily net assets on the first $25 million, 0.60% of average daily net assets on the
                                                                  next $25 million, 0.50% of average daily net assets
                                                                  on the next $25 million, and 0.40% of average daily
                                                                  net assets in excess of $75 million
Fountain Square--International Equity Fund*...       143,628,488  0.50% of average daily net assets
Sun America Series Trust--
 International Diversified Equities
 Portfolio*...................................       244,042,538  0.65% of average daily net assets on the first $350 million, and 0.60% of average daily net assets in
                                                                  excess of $350 million
New England Zenith Fund--Morgan Stanley
 International Magnum Equity Series* (6)......        52,411,063  0.75% of average daily net assets on the first $30 million, 0.60% of average daily net assets on the
                                                                  next $40 million, 0.45% of average daily net assets
                                                                  on the next $30 million, and 0.40% of average daily
                                                                  net assets in excess of $100 million
Pacific Select Fund--
 International Portfolio*.....................       718,847,255  0.35% of average daily net assets
Morgan Stanley Institutional Fund, Inc.--
 Global Equity Portfolio......................       104,849,541  0.80% of average daily net assets (7)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        9/16/97                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 Global Equity Fund*..........................  $      0          VKAC is the fund's investment adviser and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-adviser to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the Fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (8)
Morgan Stanley Fund, Inc.--
 Global Equity Allocation*....................       124,150,085  VKAC is the fund's investment adviser and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-adviser to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the Fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (9)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        9/16/97                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Universal Funds, Inc.--
 Global Equity Portfolio......................  $      8,983,990  0.80% of first $500 million, 0.75% from $500 million to $1 billion, 0.70% on excess over $1 billion as a
                                                                  percentage of average daily net assets (10)
NASL Series Trust--
 Global Equity Trust*.........................       845,683,584  0.500% of first $50,000,000, 0.450% between
                                                                  $50,000,000 and $200,000,000, 0.375% between
                                                                  $200,000,000 and $500,000,000, 0.325% on excess over
                                                                  $500,000,000 of the current value of net assets of
                                                                  the Portfolio
Van Kampen American Capital--
 Global Equity Fund*..........................       298,949,685  50% of compensation actually received by VKAC. VKAC charges an advisory fee of 1.00% of average daily
                                                                  net assets (12)
Van Kampen American Capital Life
 Investment Trust--Global Equity Fund*........         3,095,860  50% of compensation actually received by VKAC. VKAC charges an advisory fee of 1.00% of average daily
                                                                  net assets (13)


------------------------

*   MSAM acts as sub-adviser to this fund.

(1) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(2) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.65% of Class A shares, 2.40% of Class B shares and 2.40% of Class C shares.

(3) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.15%.

(4) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.

(5) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(6) MSAM began acting as sub-adviser to this fund as of May 1, 1997.

(7) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(8) Fund has not yet commenced operations. VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.80% of Class A shares, 2.55% of Class B shares and 2.55% of Class C shares.

(9) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.70% of Class A shares, 2.45% of Class B shares and 2.45% of Class C shares.

(10) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 2.06% of Class A shares, 2.81% of Class B shares and 2.81% of Class C shares.

(11) MSAM has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 1.15%.

(12) VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.

(13) VKAC may, from time to time, agree to waive its fee or any portion thereof or elect to reimburse this fund for ordinary business expenses in excess of an agreed upon amount.

                     DEAN WITTER INTERNATONAL SMALLCAP FUND
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

       The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter International SmallCap Fund on November 25, 1997, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated September 23, 1997 as follows:

                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK VOTES AS IN THE EXAMPLE USING
   BLACK OR BLUE INK

                             FOR   AGAINST ABSTAIN
  Approval or Disapproval of a
  Sub-Advisory Agreement
  between InterCapital and
  Morgan
  Stanley Asset Management Inc.
                            / / / / / /
                                          Date

      ------------------------------------------------------------------------

                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          If
                                          the shares are registered in more
                                          than one name, each joint owner or
                                          each fiduciary should sign
                                          personally. Only authorized
                                          officers should sign for
                                          corporations.
                                          -----------------------
                                                          Shareholder sign in
                                          the box above
                                          -----------------------
                                                        Co-Owner (if any) sign
                                          in the box above

--------------------------------------------------------------------------------

PRX 00409           --    PLEASE DETACH AT PERFORATION   - -

                    DEAN WITTER INTERNATIONAL SMALLCAP FUND
-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.